                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 13, 2004
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                              HANOVER DIRECT, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                     1-12082
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                            (COMMISSION FILE NUMBER)

          DELAWARE                                     13-0853260
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(STATE OR OTHER JURISDICTION                        (I.R.S. EMPLOYER
      OF INCORPORATION)                          IDENTIFICATION NUMBER)

 115 RIVER ROAD, BUILDING 10
    EDGEWATER, NEW JERSEY                                 07020
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    (ADDRESS OF PRINCIPAL                              (ZIP CODE)
     EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 863-7300
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS.

      Effective February 13, 2003, the Company eliminated the position of Executive Vice President, Finance & Administration, as part of its ongoing strategic business realignment program, accepted the resignation of Brian C. Harriss and appointed Charles E. Blue, Senior Vice President and Chief Financial Officer, as Company Secretary.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      Exhibit 20.1 Press Release dated February 13, 2004 in regard to the elimination of the position of Executive Vice President, Finance & Administration, the resignation of Brian C. Harriss and the appointment of Charles E. Blue, Senior Vice President and Chief Financial Officer, as Company Secretary.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HANOVER DIRECT, INC.
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                                                     (Registrant)

February 13, 2004                         By:    /s/ Charles E. Blue
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                                          Name:   Charles E. Blue
                                          Title:  Senior Vice President and
                                                  Chief Financial Officer